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                                                                    EXHIBIT 5(e)


PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY,              STRATEGIC PARTNERS (SM)
a Prudential Financial company                                  PLUS APPLICATION
                                      Flexible Payment Variable Deferred Annuity

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                On these pages,I,you,and your refer to the contract owner. We, us,and our refer to Pruco Life Insurance Company of New Jersey.

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1 CONTRACT      Contract number (if any) |              |
  OWNER                                   --------------
  INFORMATION   [ ] Individual [ ] Corporation [ ] UGMA/UTMA [ ] Other

                TRUST: [ ] Grantor [ ] Revocable [ ] Irrevocable

                TRUST DATE (mo., day, yr.) |    | |    | |        |
                                            ----   ----   --------
                If a corporation or trust is indicated above, please check the following as it applies. If neither box is checked, we will provide annual tax reporting for the increasing value of the contract.

                [ ] Tax-exempt entity under Internal Revenue Code 501

                [ ] Trust acting as agent for an individual under Internal Revenue Code 72(u)

                Name of owner (first, middle initial, last name)
                |                                                              |
                 --------------------------------------------------------------
                Street                                                   Apt.
                |                                                       |      |
                 ------------------------------------------------------- ------
                City                              State         ZIP code
                |                       |         |   |         |     |-|    |
                 -----------------------           ---           -----   ----
                Social Security number/EIN  Date of birth (mo., day, year)
                |                        |  |  |  |  |  |    |
                 ------------------------    --    --    ----
                Telephone number
                |   | |   |-|    |
                 ---   ---   ----
                A. [ ] Female    B. [ ] U.S. citizen

                   [ ] Male         [ ] Resident alien

                   [ ] I am not a U.S. person (including resident alien).
                   I am a citizen of
                   |                                                       |
                    -------------------------------------------------------
                   Attach the applicable IRS Form W-8(BEN, ECI, EXP, IMY).

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2 ANNUITANT     This section must be completed only if the annuitant is not the
  INFORMATION   owner or if the owner is a trust or a corporation.
  Do not
  complete if   Name of annuitant (first, middle initial, last name)
  you are       |                                                              |
  opening an     --------------------------------------------------------------
  IRA.          Street (Leave address blank if same as owner.)      Apt.
                |                                            |      |      |
                 --------------------------------------------        ------
                City                              State         ZIP code
                |                      |          |   |         |     |-|    |
                 ----------------------            ---           -----   ----
                Social Security number  Date of birth (mo., day, year)
                |                    |  |  | |  | |    |
                 --------------------    --   --   ----
                Telephone number
                |   | |   |-|    |
                 ---   ---   ----
                A. [ ] Female    B. [ ] U.S. citizen

                   [ ] Male         [ ] Resident alien

                   [ ] I am not a U.S. person (including resident alien).
                   I am a citizen of
                   |                                                       |
                    -------------------------------------------------------
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3 CO-ANNUITANT  Name of co-annuitant (first, middle initial, last name)
  INFORMATION   |                                                              |
  (if any)       --------------------------------------------------------------
  Do not        Social Security number  Date of birth (mo., day, year)
  complete if   |                    |  |  | |  | |    |
  you are        --------------------    --   --   ----
  opening an    Telephone number
  IRA or if the |   | |   |-|    |
  contract will  ---   ---   ----
  be owned by   A. [ ] Female    B. [ ] U.S. citizen
  a corporation
  or trust.        [ ] Male         [ ] Resident alien

                   [ ] I am not a U.S. person (including resident alien). I am a citizen of
                   |                                                     |
                    -----------------------------------------------------

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Pruco Corporate Office:                                    Ed. 10/2002 WACHOVIA
Pruco Life Insurance
Company of New Jersey,
Newark, NJ 07102
-------------------------------
ORD 99725 New York--Third Party
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                                    Page 1 of 6

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4 BENEFICIARY    [x] PRIMARY CLASS
  INFORMATION
  Please add     Name of beneficiary (first, middle initial, last name)
  additional     If trust, include name of trust and trustee's name.
  beneficiaries  |                                                             |
  in section 16.  -------------------------------------------------------------
                 TRUST: [ ] Revocable [ ] Irrevocable
                 Trust date (mo., day, year) |  |  |  |  |    |
                                              --    --    ----
                 Beneficiary's relationship to owner |                         |
                                                      -------------------------
                 Social Security number |            |
                                         ------------
                 CHECK ONLY ONE: [ ] Primary class  [ ] Secondary class

                 Name of beneficiary (first, middle initial, last name)

                 If trust, include name of trust and trustee's name.
                 |                                                             |
                  -------------------------------------------------------------
                 TRUST: [ ] Revocable [ ]  Irrevocable
                 Trust date (mo., day, year) |  |  |  |  |    |
                                              --    --    ----
                 Beneficiary's relationship to owner |                         |
                                                      -------------------------
                 Social Security number |            |
                                         ------------
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5 ELECTION OF    Complete this section if you want to elect Credit. The election
  CREDIT of Credit to each purchase payment results in a higher insurance and administrative cost and higher withdrawal charges than if the Credit was not elected. The Credit that is allocated to the contract vests upon expiration of the the Right to Cancel period. We reserve the right to recapture any Credit granted within one year of the date of the owner's death.

                 [ ] Yes,I want Credit.

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6 DEATH          THIS SECTION MUST BE COMPLETED. Check one of the Death Benefit
  BENEFIT options below. The cost of each benefit is in parentheses immediately following the option.

                 [ ] Base Death Benefit. (1.40% without credit; 1.50% with credit)

                 [ ] Guaranteed Minimum Death Benefit (GMDB) with an annual Step-Up option. (1.60% without credit; 1.70% with credit)

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7 INCOME         Check all that apply. The cost of each benefit is in
  BENEFITS       parentheses immediately following the option.

                 [ ] Yes, I would like to elect a Guaranteed Minimum Income Benefit (GMIB). (0.30%)

                 [ ] Yes, I would like to elect the Income Appreciator Benefit
                 (IAB). (0.25%)
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8 TYPE OF        PLAN TYPE.
  PLAN AND
  SOURCE OF      Check only one: [ ] Non-qualified  [ ] Traditional IRA
  FUNDS                          [ ] Custodial account
  (minimum of
   $10,000)      ---------------------------------------------------------------
                 SOURCE OF FUNDS. Check all that apply:

                 [ ] Total amount of the check(s) included with this
                     application. (Make checks payable to Prudential.)
                 $ |  |, |    | , |    |.|    |
                    --    ----     ----   ----
                 [ ] IRA Rollover
                 $ |  |, |    | , |    |.|    |
                    --    ----     ----   ----
                 If Traditional IRA new contribution(s) for the current and/or previous year, complete the following:
                 $ |  |, |    | . |    |  Year |    |
                    --    ----     ----         ----
                 $ |  |, |    | . |    |  Year |    |
                    --    ----     ----         ----
                 [ ] 1035 Exchange (non-qualified only), estimated amount:
                 $ |  |, |    | , |    |.|    |
                    --    ----     ----   ----
                 [ ] IRA Transfer (qualified), estimated amount:
                 $ |  |, |    | , |    |.|    |
                    --    ----     ----   ----
                 [ ]  Direct Rollover (qualified), estimated amount:
                 $ |  |, |    | , |    |.|    |
                    --    ----     ----   ----
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-------------------------------                          Ed. 10/2002 WACHOVIA
ORD 99725 New York--Third Party
-------------------------------
                                   Page 2 of 6
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9 PURCHASE       Please write in the percentage of your payment that you want to
  PAYMENT        allocate to the following options. The total must equal 100
  ALLOCATION(S)  percent. IF CHANGES ARE MADE TO THE ALLOCATIONS LISTED BELOW,
                 THE APPLICANT MUST INITIAL THE CHANGES.

INTEREST RATE OPTIONS                   OPTION                                                                OPTION
(Not available if you elect Credit.)    CODES        %       VARIABLE INVESTMENT OPTIONS (continued)           CODES           %
------------------------------------    -----       ---      ---------------------------------------           -----          ---

1 Year Fixed-Rate Option                1YRFXD               SP AIM Core Equity Portfolio                      AIMCEP
---------------------------------------------------------------------------------------------------------------------------------
Dollar Cost Averaging (DCA) 6 Month*    DCA6                 SP Alliance Large Cap Growth Portfolio            LARCP
---------------------------------------------------------------------------------------------------------------------------------
Dollar Cost Averaging (DCA) 12 Month*   DCA12                SP Alliance Technology Portfolio                  ALLTC
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VARIABLE INVESTMENT OPTIONS                                  SP Balanced Asset Allocation Portfolio            BALAN
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Evergreen VA Blue Chip Fund             EVGBC                SP Conservative Asset Allocation Portfolio        CONSB
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Evergreen VA Capital Growth Fund        EVGCG                SP Davis Value Portfolio                          VALUE
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Evergreen VA Foundation Fund            EVGFD                SP Deutsche International Equity Portfolio        DEUEQ
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Evergreen VA Global Leaders Fund        EVGGL                SP Growth Asset Allocation Portfolio              GRWAL
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Evergreen VA Growth Fund                EVGGW                SP INVESCO Small Company Growth Portfolio         VIFSG
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Evergreen VA Masters Fund               EVGMA                SP Jennison International Growth Portfolio        JENIN
---------------------------------------------------------------------------------------------------------------------------------
Evergreen VA Omega Fund                 EVGOM                SP Large Cap Value Portfolio                      LRCAP
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Evergreen VA Small Cap Value Fund       EVGSC                SP MFS Capital Opportunities Portfolio            MFSCO
---------------------------------------------------------------------------------------------------------------------------------
Prudential Equity Portfolio             STOCK                SP MFS Mid Cap Growth Portfolio                   MFSMC
---------------------------------------------------------------------------------------------------------------------------------
Prudential Global Portfolio             GLEQ                 SP PIMCO High Yield Portfolio                     HIHLD
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Prudential Jennison Portfolio           GROWTH               SP PIMCO Total Return Portfolio                   RETRN
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Prudential Money Market Portfolio       MMKT                 SP Prudential U.S. Emerging Growth Portfolio      EMRGW
---------------------------------------------------------------------------------------------------------------------------------
Prudential Stock Index Portfolio        STIX                 SP Small/Mid Cap Value Portfolio                  SMDVL
---------------------------------------------------------------------------------------------------------------------------------
Prudential Value Portfolio              HIDV                 SP Strategic Partners Focus Growth Portfolio      STRPR
---------------------------------------------------------------------------------------------------------------------------------
SP Aggressive Growth Asset                                   Janus Aspen Series Growth Portfolio-
---------------------------------------------------------------------------------------------------------------------------------
Allocation Portfolio                    AGGGW                Service Shares                                    JANSR
---------------------------------------------------------------------------------------------------------------------------------
SP AIM Aggressive Growth Portfolio      AIMAG                TOTAL                                                           100%
---------------------------------------------------------------------------------------------------------------------------------

*THE DOLLAR EQUIVALENT OF THE PERCENTAGE ALLOCATED MUST EQUAL AT LEAST $2,000.
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10 DOLLAR COST   If you elect to use more than one Dollar Cost Averaging option,
   AVERAGING     you must also complete a Request for Dollar Cost Averaging
   PROGRAM       Enrollment or Change form (P-ORD 78275).

                 [ ] DOLLAR COST AVERAGING: I authorize Prudential to
                     automatically transfer funds as indicated below.

                     TRANSFER FROM: (You cannot transfer from the 1 Year
                                     Fixed-Rate option.)*

                     *If you selected the DCA6 or DCA12 option in section 9,
                      only complete the TRANSFER TO information.

                     Option code:   |                  |
                                     ------------------
                     $ |   |,|    |,|    |.|   | OR |      |%
                        ---   ----   ----   ---      ------
                     TRANSFER FREQUENCY: [ ] Annually   [ ] Semiannually
                                         [ ] Quarterly  [ ] Monthly

                     TRANSFER TO: (You cannot transfer to the Interest Rate Options.) The total of the two columns must equal 100 percent.

                     OPTION CODE    PERCENT   OPTION CODE   PERCENT
                     |          |   |     |%  |          |  |      |%
                      ----------     -----     -----------   ------
                     |          |   |     |%  |          |  |      |%
                      ----------     -----     -----------   ------
                     |          |   |     |%  |          |  |      |%
                      ----------     -----     -----------   ------

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11 AUTO-         [ ] AUTO-REBALANCING: I want to maintain my allocation
   REBALANCING       percentages. Please have my portfolio mix automatically
                     adjusted as allocated in section 9 under my variable investment options.

                     Adjust my portfolio: [ ] Annually  [ ] Semiannually
                                          [ ] Quarterly [ ] Monthly

                     Please specify the start date if different than the
                     contract date: |   |  |  |  |   |
                                     ---    --    ---
                                    month  day   year
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-------------------------------                          Ed. 10/2002 WACHOVIA
ORD 99725 New York--Third Party
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                                    Page 3 of 6
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12 AUTOMATED     [ ] AUTOMATED WITHDRAWAL: I would like to elect automatic
   WITHDRAWALS       withdrawals from my annuity contract.

                     Automated withdrawals can be made monthly, quarterly, semiannually, or annually. The amount of each withdrawal must be at least $100. You must complete the Request for Partial or Automated Withdrawal form (ORD 78276) in order to specify start date, frequency, and amount of withdrawals.

                     NOTE:AUTOMATIC WITHDRAWALS CANNOT BE USED TO CONTINUE THE CONTRACT BEYOND THE MATURITY DATE. ON THE MATURITY DATE THE CONTRACT MUST ANNUITIZE.

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13 REPLACEMENT   THIS DISCLOSURE STATEMENT SECTION MUST BE COMPLETED IF STATE
   QUESTIONS     REPLACEMENT REGULATIONS REQUIRE. (Check one):
   AND DISCLOSURE
   STATEMENT     [ ] I do have existing life insurance policies or annuity
                     contracts. (You must complete the Important Notice Regarding Replacement form (COMB 89216), whether or not this transaction is considered a replacement.)

                 [ ] I do not have existing life insurance policies or annuity contracts.

                 Will the proposed annuity contract replace any existing insurance policy(ies) or annuity contract(s)?

                 [ ] Yes [ ] No

                 If "Yes," provide the following information for each policy or contract and attach all applicable Prudential disclosure and state replacement forms.

                 Company name
                 |                                                         |
                  ---------------------------------------------------------
                 Policy or contract number  Year of issue (mo., day, year)
                 |                       |  |  |  |  |  |    |
                  -----------------------    --    --    ----
                 Name of plan (if applicable)
                 |                          |
                  --------------------------
                 ===============================================================
FINANCIAL        THIS QUESTION MUST BE COMPLETED BY THE FINANCIAL PROFESSIONAL.
PROFESSIONAL'S
QUESTION         Do you have, from any source, facts that any person named as the owner or joint owner above is replacing or changing any current insurance or annuity in any company?

                 [ ] Yes [ ] No
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14 SIGNATURE(S)  If applying for an IRA, I acknowledge receiving an IRA disclosure statement and understand that I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death Benefit protection, the ability to transfer among investment options without sales or withdrawal charges, and other features as described in the prospectus.

                 No financial professional has the authority to make or change a contract or waive any of the contract rights.

                 I understand that if I have purchased another non-qualified annuity from Prudential or an affiliated company this calendar year that they will be considered as one contract for tax purposes.

                 I believe that this contract meets my needs and financial objectives. Furthermore, I (1) understand that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount, and (2) acknowledge receipt of the current prospectus for this contract and the variable investment options.

                 [ ] If this application is being signed at the time the
                     contract is delivered, I acknowledge receipt of the contract.

                 [ ] Check here to request a Statement of Additional
                     Information.

                 MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE REQUIRED MINIMUM DISTRIBUTION FOR THE YEAR IN WHICH THE FUNDS ARE PAID TO PRUDENTIAL:

                 I understand it is my responsibility to remove the minimum distribution from the purchase payment PRIOR TO sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner has satisfied their required minimum distributions from other IRA funds.
                                                                     (continued)
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-------------------------------                            Ed. 10/2002 WACHOVIA
ORD 99725 New York--Third Party
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                                      Page 4 of 6

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14 SIGNATURE(S   By signing this form, the trustee(s)/officer(s) hereby
   (continued)   represents that the trustee(s)/officer(s) possess(es) the
                 authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract, including the right to make purchase payments to the contract.

                 We must have both the owner's and annuitant's signatures even if this contract is owned by a trust, corporation, or other entity. If the annuitant is a minor, please provide the signature of a legal guardian or custodian.

                 I hereby represent that my answers to the questions on this application are correct and true to the best of my knowledge and belief. I acknowledge receipt of current product and fund prospectuses.

                 ----------------------------------------
                 SIGNED AT (CITY, STATE)

                 X                                           |  | |  | |    |
                  ---------------------------------------     ---  --   ----
                 Contract owner's signature and date         month  day  year

                 X                                           |  | |  | |    |
                  ---------------------------------------     ---  --   ----
                 Annuitant's signature (if applicable)       month  day  year
                 and date

                 X                                           |  | |  | |    |
                  ---------------------------------------     ---  --   ----
                 Co-annuitant's signature (if applicable)    month  day  year
                 and date

                 OWNER'S TAX CERTIFICATION

                 Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status. I HAVE [ ] HAVE NOT [ ] (check one) been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

                 X                                           |  | |  | |    |
                 ----------------------------------------     --   --   ----
                 Contract owner's signature and date         month  day  year

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15 FINANCIAL     Commission Option (Choose one.):
   PROFESSIONAL'S
   SIGNATURE(S)  1. [ ] No Trail  2. [ ] Mid Trail  3. [ ] High Trail
                 4. [ ] Levelized

                 Note: If an option is not selected, the default option elected in the sales agreement will be assigned.

                 This application is submitted in the belief that the purchase of this contract is appropriate for the applicant based on the information provided and as reviewed with the applicant. Reasonable inquiry has been made of the owner concerning the owner's overall financial situation, needs, and investment objectives.

                 The financial professional hereby certifies that all information contained in this application is true to the best of his or her knowledge.

                                                  |                        |
             -----------------------------------   ------------------------
             Financial professional's name          Firm FA contract number
             (Please print)                       |                        |
                                                   ------------------------
             X                                    Prudential contract number
               ---------------------------------- |     |  |   |  |    |
               Financial professional's signature  -----    ---    ----
               and date                             month    day    year
                                                  |                        |
             -----------------------------------   ------------------------
             Second financial professional's        Firm FA contract number
             name (Please print)                  |                        |
                                                   ------------------------
             X                                    Prudential contract number
              ----------------------------------  |     |  |   |  |    |
             Second financial professional's       -----    ---    ----
             signature and date                     month    day    year

                                                   |   | |   | |    |
             -----------------------------------    ---   ---   ----
             Branch name and code                   Financial professional's
                                                    telephone number

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-------------------------------                           Ed. 10/2002 WACHOVIA
ORD 99725 New York--Third Party
-------------------------------
                                       Page 5 of 6
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16 ADDITIONAL    ANY REMARKS ENTERED INTO THIS SECTION MUST BE INITIALED AND
   REMARKS DATED BY ALL PERSONS WHO HAVE SIGNED THIS APPLICATION IN SECTIONS 14 AND 15.

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
                 STANDARD   PRUDENTIAL ANNUITY SERVICE CENTER    OVERNIGHT    PRUDENTIAL ANNUITY SERVICE CENTER
                 MAIL TO:   THIRD PARTY                          MAIL TO:     THIRD PARTY
                            PO BOX 8210                                       2101 WELSH ROAD
                            PHILADELPHIA, PA 19101                            DRESHER, PA 19025

                 If you have any questions, please call the Prudential Annuity Service Center at (800) 778-5970 for customers, or
                 (888)778-5471 for financial professionals, Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern time.

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-------------------------------                             Ed. 10/2002 WACHOVIA
ORD 99725 New York--Third Party
-------------------------------
                                     Page 6 of 6